Exhibit 10.7

                                    AGREEMENT

     THIS AGREEMENT is made as of June 30, 2002, by and between Voice Diary Ltd. ("VDL"), an Israeli company and Aryt Industries Ltd. ("Aryt").

                                    RECITALS

     A. VDL and Aryt have entered into a certain loan agreement dated March 31, 2002, and a certain addendum thereto dated April 24, 2002, pursuant to which Aryt granted VDL several loans (collectively, the "Loans") in the aggregate amount of US$ 650,000 (such loan agreement and the Addendum thereto shall be hereinafter collectively referred to as the "Loan Agreement");

     B. Between VDL and Aryt or some of its subsidiaries, several transactions were executed, including but not limited to subcontracting of software development, subcontracting of manufacturing, office lease and other services. Pursuant to these transaction VDL may have obligations and outstanding debt to Aryt or any of its subsidiaries (such obligations or outstanding debts shall be hereinafter collectively be referred to as the "Debt"; it being understood that the term "Debt" shall not include any future obligations which may be incurred by VDL at any time following the date hereof );

     C. The parties wish to provide for certain payments from VDL to Aryt in lieu of any and all obligations of VDL under the Loan Agreement or under the Debt, and in full satisfaction of VDL's obligations, which may exist under the Loan Agreement or under the Debt.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and intending to be legally bound, the parties agree as follows:

1.     Royalties Payment to Aryt in Full Satisfaction of VDL's Obligations Under
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the  Loan  Agreement.
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1.1.     Royalties.  Subject  to the terms and conditions of this Agreement, VDL
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undertakes  to pay Aryt royalties from the Sales of VDL's Products, at the rates

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specified  in Section 1.2 below, up to an aggregate amount of US$ 751,000 (Seven
Hundred and Fifty One Thousand united States Dollars) (the "Maximum Royalty Amount"), in exchange for the cancellation by Aryt of all of its rights, title and interest in and to any obligation of VDL, or any other entity on its behalf, arising out of the Loan Agreement or out of the Debt, specifically agreeing, without limitation, that the obligation to repay the Loans or any interest accrued thereon, or the Debt, is hereby terminated and that any promissory note issued in connection with the Loans or the Debt is hereby cancelled and revoked.

       For  the  purpose  hereof:

          The term "Product" shall mean the Voice Diary IMP. It being understood that the term "Product" shall include any updates, upgrades and/or any other improvement made to the Voice Diary IMP or any other version and future generations of the Voice Diary IMP, including cellular applications, but shall not include any other product/s of VDL which does not incorporate any part of VDL's intellectual property currently included in the Voice Diary IMP.

          The term "Sales" shall mean: the income in connection with the Product, as recorded in VDL's books.

1.2.     Royalty  Rate.
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The  rate  of  the  royalties  to be paid by VDL to Aryt pursuant to Section 1.1 above  shall  be  as  follows:

1.2.1. Ten percent (10%) of the Sales of VDL's Products, until the earlier to occur of: (i) the lapse of three (3) years following the date hereof, or (ii) such time as the aggregate sum paid by VDL to Aryt pursuant to the terms of this Agreement amounts to either US$ 250,000 or more (the term during which this 10% royalty rate is applicable shall be hereinafter referred to as the "First Term").

1.2.2. Six percent (6%) of the Sales of VDL's Products, commencing at the end of the First Term and ending on the earlier to occur of: (i) the lapse of two (2) years following the end of the First Term, or (ii) such time as the aggregate sum paid by VDL to Aryt pursuant to the terms of this Agreement amounts to either US$ 500,000 or more (the term during which this 6% royalty rate is applicable shall be hereinafter referred to as the "Second Term").

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1.2.3.     One percent (1%) of the Sales of VDL's Products, commencing at the end of the Second Term and ending on the earlier to occur of: (i) the lapse of two (2) years following the end of the Second Term, or (ii) such time as the aggregate sum paid by VDL to Aryt pursuant to the terms of this Agreement amounts to the Maximum Royalty Amount.

1.3.     Limited  Royalties.  VDL's obligation to pay royalties shall ipso facto
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terminate  on  such  time that the aggregate royalty payments that were actually paid by VDL shall equal the Maximum Royalty Amount. Aryt hereby consents and acknowledges that in no event shall the aggregate royalties paid by VDL exceed the Maximum Royalty Amount. This Section shall not derogate in any way from VDL's obligation to pay interest in any event of delay in payments as specified in Section 1.4 below or to pay additional royalties as specified in Section 1.5 below.

1.4.     Payments.  Within  thirty  (30)  days  after  the  end of each calendar
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quarter  (i.e.  December  31,  2002,  March  31,  2003,  June  30,  2003, etc.),
commencing on the calendar quarter ending on December 31, 2002, VDL shall submit to Aryt a statement in writing (the "Royalty Statement"), substantially in the form of the report submitted by VDL to the Office of the Chief Scientist of the Ministry of Industry and Trade, containing a calculation of Sales for the preceding quarter and a calculation of royalties related thereto. Royalties shall be paid by check within seven (7) days following the date on which VDL submitted to Aryt the Royalty Statement. In any event of delay in the payment of the royalties, in accordance with the provisions of this Section 1.4, VDL shall pay interest at an annual rate equal to the maximum annual rate applicable in Bank Hapoalim B.M. for debit accounts +1% from the date of the delay and until the end of two month from the due date of such payment. At the end of such two-month period, VDL shall pay interest at a monthly rate equal to the maximum monthly rate applicable in Bank Hapoalim B.M. for debit accounts +0.4166% (or, the maximum monthly rate permitted under applicable law) until the actual payment. For the avoidance of doubt, it is hereby clarified, that no delay in the submission of the report to Arty shall entitle VAL to delay the payment of the royalties to Aryt.

1.5.     Audit Rights of Aryt.  Aryt shall have the right, at its own expense,
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to cause an independent certified public accountant reasonably acceptable to
VDL, to inspect VDL's records for the sole purpose of verifying any reports and payments delivered under this Agreement. Such accountant shall not disclose to Aryt any information other than information relating to accuracy of reports,

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payments delivered under this Agreement, and what, if any, adjustments are appropriate and shall provide VDL with a copy of any report given to the auditing party. VDL shall pay any underpayment (and Aryt shall pay any overpayment) within thirty (30) days after the accountant delivers the results of the audit. Aryt shall bear the full cost of the audit unless the audit performed under this sub-section reveals an underpayment in excess of seven (7) percent in any semi annual period, in which case VDL shall bear the full cost of such audit and shall pay accrued interest on the additional royalties due at an annual rate equal to ten percent (10%) over the prime rate as published in the "money rates" section of the Wall Street Journal on the date of the accountant's report. Aryt may exercise its rights under this sub section and obtain an audit not more than twice every twelve months period, during normal business hours and after reasonable prior, written notice to VDL, provided however that in any event that the audit showed underpayment of more than two percent (2%) Aryt shall have the right to an unlimited audit. It is hereby agreed and acknowledged that the provisions of section 1.4 shall not apply with respect to any underpayments or overpayments due pursuant to the terms of this Section 1.5, provided that such underpayments or overpayments were paid within thirty (30) days after the accountant delivers the results of the audit.

2.     Representations  And  Warranties  of  VDL.
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VDL  hereby  represents  and  warrants  to  Aryt  that:

2.1.     Authorization.  VDL  has  full  power  and authority to enter into this
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Agreement.  All  actions on its part necessary for the authorization, execution, delivery and performance by it of this Agreement have been duly taken to authorize the execution and delivery by it, and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights.

2.2.     No  Breach.  The  execution  and  performance of this Agreement and the
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consummation  of  the  transactions  contemplated hereunder will not result in a breach of, nor will they constitute a default under, any applicable law or regulation, or under any contract, agreement, commitment, indenture, mortgage, note or other instrument or obligation to which VDL is party.

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2.3.     Approvals. No approval or consent of any person, authority or entity is
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required in connection with the execution and delivery of this Agreement or the performance of the VDL's obligations contemplated hereby.

3.     Representations  And  Warranties  of  Aryt.
       ------------------------------------------

Aryt  hereby  represents  and  warrants  to  VDL  that:

3.1.     Authorization.  Aryt  has  full  power and authority to enter into this
         -------------
Agreement. All actions on its part necessary for the authorization, execution, delivery and performance by it of this Agreement have been duly taken to authorize the execution and delivery by it, and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights.

3.2.     No  Breach.  The  execution  and  performance of this Agreement and the
         -----------
consummation of the transactions contemplated hereunder will not result in a breach of, nor will they constitute a default under, any applicable law or regulation, or under any contract, agreement, commitment, indenture, mortgage, note or other instrument or obligation to which Aryt is party.

3.3.     Approvals. No approval or consent of any person, authority or entity is
         ---------
required in connection with the execution and delivery of this Agreement or the performance of the Aryt's obligations contemplated hereby.

4.     Negative  Pledge.  Aryt hereby acknowledges that VDL's assets are subject
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to  an existing first ranking pledge (the "Senior Pledge") pursuant to which any and all of VDL's assets are pledged in favor of the Industry Development Bank Ltd. (whether in the form of a floating charge, fixed charges, or a combination thereof). Aryt hereby agrees and acknowledges that VDL may, at any time and from time to time, assign the Senior Pledge to any other third party which is a bank or a financial institution (collectively: a "Bank"), or create a new Senior Pledge in favor of any third party which is a Bank, including, without limitation, at any time following the expiration of the original Senior Pledge. However, VDL shall not create any other new pledge in favor of any third party that is not a Bank, on any of its assents without the prior written consent of Aryt.

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5.     Termination  of the Loan Agreement.  It is hereby agreed to terminate the
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Loan  Agreement and the Debt, effective on date hereof, which Loan Agreement and the Debt shall expire and shall be of no further force or effect. Each of the parties hereto acknowledges and approves that all of its rights, title and interest arising out of the Loan Agreement or the Debt, including, without limitation, VDL's obligation to repay the Loans or the Debt or any interest accrued thereon is hereby cancelled and terminated; each party further releases the other parties, their directors, officers, employees, shareholders, attorneys, affiliates, or agents of each entity, from any and all claims, liabilities, obligations, agreements, damages, rights, demands, and losses of any nature whatsoever arising out of the Loan Agreement or the Debt, whether or not now known, suspected or claimed. This Section shall not derogate in any way Aryt's rights to receive royalties as provided in this Agreement.

6.     Limitation  on  Transfer.  VDL shall not sell or irrevocably transfer the
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title  of any of the intellectual property that is currently incorporated in the
Voice Diary IMP unless the transferee of such intellectual property shall assume VDL's respective obligations hereunder.

7.     Miscellaneous.
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7.1.     Governing Law.  This Agreement shall be governed in all respects by the
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laws  of  the  State of Israel. The parties irrevocably consent to the exclusive jurisdiction of any competent court located within the city of Tel-Aviv-Jaffa, with respect to any and all disputes arising from this Agreement.

7.2.     Successors and Assigns.  Except as otherwise expressly provided herein,
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the  provisions  hereof  shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Neither party may transfer or assign any of its rights or obligations under this agreement to any third party without the prior written consent of the other party.

7.3.     Further Acts.  The parties hereto shall perform all further acts and
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execute and deliver all documents that may be reasonably necessary to carry out their obligations hereunder and the purposes of this Agreement.

7.4.     Changes and Termination.  Except as otherwise expressly provided
         -----------------------
herein, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, without the prior written consent of all parties hereto.

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7.5.     Entire Agreement. This Agreement and the other documents delivered
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pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

7.6.     Taxes.  Subject to the provisions of Section 4 above, Aryt shall pay
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any and all taxes levied on account of the royalties that it receives under this
Agreement. If laws or regulations require that taxes be withheld from any payment under this Agreement, VDL may deduct such taxes from the amount due to Aryt, pay such taxes to the proper tax authority, and provide evidence of the obligation and proof of payment to Aryt promptly after making such payment.

7.7.     Limitation of Remedies.  In no event shall VDL be liable, in contract,
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tort, or otherwise, for any consequential, indirect, special, or incidental damages, cost, or expense, whether foreseeable or unforeseeable (including, but not limited to loss of profits) which may be caused to Aryt or arise out of or in connection with this agreement.

7.8.     Notices. Any notice required or permitted hereunder shall be sent to a
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party at its address set forth below, or to another address if the recipient has given prior written notice thereof. Any notice may be given as follows: (i) by delivery in hand, effective on receipt; (ii) by registered mail, return receipt requested, effective on the fifth business day after the date of mailing, or
(iii) by recognized commercial overnight courier, effective on the second business day after such deposit for other addresses.

7.9.     Severability.  In case any provision of this Agreement shall be
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invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

7.10.     Titles and Subtitles.  The titles of the sections and subsections of
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this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

7.11.     Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which shall be an original, but all of which together constitute one instrument.

7.12.     Delays or Omissions.  No delay or omission to exercise any right,
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power or remedy accruing to a party to this Agreement shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver

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of any breach or default under this Agreement, or any acquiescence therein, or any waiver of or acquiescence in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy accruing to a party to this Agreement or any waiver by such party of any single breach or default by any other party be deemed a waiver by such party of any other right, power or remedy or breach or default theretofore or thereafter occurring.

IN WITNESS THEREOF, VDL and Aryt have caused this Agreement to be signed and delivered, all as of the date first above written.


/s/ Arie Hinkis & Ran Eckhaus                  /s/ Yoav Bachar & Ran Eckhaus
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Voice  Diary  Ltd.                             Aryt  Industries  Ltd.

By:  Arie  Hinkis & Ran Eckhaus                By: Yoav Bachar & Ran Eckhaus

Address: Shaar Yoqneam, Yoqneam 20692          Address: 7 Haplada St., Or Yehuda
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Israel                                         Israel

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